                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

            ---------------------------------------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Earliest Event Reported: August 19, 1999


                          ENVIRO-CLEAN OF AMERICA, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         NEVADA                                     0-26433                        88-0350797
(State or other jurisdiction of            (Commission File Number)             (I.R.S. Employer
incorporation or organization)                                                  Identification No.)

211 Park Avenue, Hicksville, NY                                    11801
--------------------------------------------------------------------------------
              (Address of principal executive officers)          (Zip Code)


       Registrant's telephone number, including area code: (516) 931-4455

EXPLANARY NOTE

         This Form 8-K/A amends Item 7 of the current report on Form 8-K filed by Enviro-Clean of America, Inc. (the "Company") on September 3, 1999, to include financial statements that were not available at the time of the filing of the initial report. The financial statements are required as a result of the August 19, 1999, acquisitions by the Company of Cleaning Ideas, Inc. and its wholly owned subsidiary, Sanivac, Inc. (collectively, "Cleaning Ideas") and Superior Chemical & Supply, Inc. ("Superior").


ITEM 7. FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL STATEMENTS

(a) Financial Statements of Cleaning Ideas for the fiscal year ended September 30, 1997, September 30, 1998 and for the period ended July 31, 1999; and

         Financial Statements of Superior for the fiscal year ended December 31, 1997, December 31, 1998 and for the period ended July 31, 1999.

(b) Pro Forma Consolidated Financial Statements for the year ended December 31, 1998 and for the period ended June 30, 1999.

                       CLEANING IDEAS, INC. AND SUBSIDIARY

                              FINANCIAL STATEMENTS

                                  JULY 31, 1997

                       CLEANING IDEAS, INC. AND SUBSIDIARY
                                TABLE OF CONTENTS
                               SEPTEMBER 30, 1997





                                                                                                   Page
                                                                                                   ----

Independent Auditors' Report                                                                         1


FINANCIAL STATEMENTS

     Balance Sheet                                                                                   2


     Income Statement                                                                                3


     Statement of Changes in Retained Earnings                                                       4


     Cash Flow Statement                                                                             5


     Notes to Financial Statements                                                                  6-9

                    [KIRSCHNER & PASTERNACK LLP LETTERHEAD]


                          INDEPENDENT AUDITOR'S REPORT


To the Board of Directors and Stockholders
Cleaning Ideas, Inc. and Subsidiary




We have audited the accompanying consolidated balance sheet of Cleaning Ideas, Inc. and Subsidiary (a Texas Corporation) as of September 30, 1997, and the related consolidated statements of income, retained earnings, and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Cleaning Ideas, Inc. and subsidiary as of September 30, 1997 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                          Certified Public Accountants


/s/ KIRSCHNER & PASTERNACK LLP
-------------------------------
Kirschner & Pasternack LLP
Great Neck, NY
October 8, 1999

                       CLEANING IDEAS, INC. AND SUBSIDIARY
                                  BALANCE SHEET
                               SEPTEMBER 30, 1997

                       ASSETS
 CURRENT ASSETS
   Cash                                                                               $    258,787
   Accounts receivable                                                                     399,117
   Inventory                                                                               409,862
   Other current assets                                                                     26,931
      Total current assets                                                                               $  1,094,697
 Property and Equipment                                                                                       130,096

 OTHER ASSETS
   Cash surrender value-life insurance-net                                                 173,067
   Deposits                                                                                  8,088
      Total other assets                                                                                      181,155
                                                                                                         ------------
      TOTAL ASSETS                                                                                       $  1,405,948

LIABILITIES AND STOCKHOLDERS' EQUITY
 CURRENT LIABILITIES
   Accounts payable                                                                   $    520,211
   Current portion-long term debt                                                          301,713
   Accrued expenses and taxes                                                               39,987
     Total current liabilities                                                                           $    861,911

 LONG TERM LIABILITIES
   Long term debt                                                                           92,492
   Loan payable - officers                                                                 165,000
      Total Long-Term Liabilities                                                                             257,492

 STOCKHOLDERS' EQUITY
   Preferred stock, $.01 par value -
    1,000,000 shares authorized -
        270,859 shares issued & outstanding
                                                                                             2,709
   Common stock, $.01 par value -
    1,000,000 shares authorized -
        102,000 shares issued & outstanding                                                  1,020
   Paid-in-capital                                                                          31,285
   Retained earnings                                                                       351,531
      Less: Treasury stock                                                                                   (100,000)
      Total Stockholders' Equity                                                                              286,545
  TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                                             $  1,405,948


  The Notes to Financial Statements are an integral part of these statements.

                       CLEANING IDEAS, INC. AND SUBSIDIARY
                               STATEMENT OF INCOME
                               SEPTEMBER 30, 1997



 Revenue                                                                  $ 4,980,676

 Cost of sales & services                                                   2,713,017

 Gross profit                                                                              $ 2,267,659

 Operating expenses                                                                          2,231,968

 Income from operations                                                                         35,691

 Other Income                                                                                    6,447

 Net income before tax                                                                          42,138

 Federal income tax                                                                             (6,125)

 Net income                                                                                  $  36,013


  The Notes to Financial Statements are an integral part of these statements.

                       CLEANING IDEAS, INC. AND SUBSIDIARY
                         STATEMENT OF RETAINED EARNINGS
                               SEPTEMBER 30, 1997




Retained Earnings - October 1, 1996                               $  315,518

Net income for year                                                   36,013

                                                                  ----------
Retained Earnings - September 30, 1997                            $  351,531
                                                                  ==========




  The Notes to Financial Statements are an integral part of these statements.

                       CLEANING IDEAS, INC. AND SUBSIDIARY
                             STATEMENT OF CASH FLOWS
                               SEPTEMBER 30, 1997

Cash Flows From Operating Activities:
  Net Income                                                                              $   36,013
   Adjustments to reconcile net income to
     net cash provided by operating activities:
     Depreciation                                                             46,926
    Loss on sale of vehicle                                                    1,218
    (Increase) in accounts receivable                                       (100,098)
    (Increase) in inventory                                                  (29,531)
    (Increase)  in current assets and deposits                               (14,115)
    (Increase) in cash surrender value of life insurance                     (31,198)
    Increase in accounts payable                                              96,144
    Increase in accrued expenses and taxes                                    14,960
                                                                          ----------
      Total Adjustments                                                                      (15,694)
                                                                                          ----------

Net Cash Provided by Operating Activities                                                     20,319

Cash Flows from Investing Activities:
    Proceeds from sale of vehicle                                             32,000
    Purchase of equipment                                                    (97,878)
                                                                          ----------

Net Cash Used by Investing Activities                                                        (65,878)

Cash Flows From Financing Activities:
    Proceeds from short term debt                                            224,957
    Principal payments on long-term debt                                      (7,277)
                                                                          ----------

Net Cash Provided by Financing Activities                                                    217,680
                                                                                          ----------

Net Increase in Cash                                                                         172,121

Beginning Cash                                                                                86,666
                                                                                          ----------
Ending Cash                                                                               $  258,787
                                                                                          ==========

Supplemental Information:
    Cash paid for income taxes                                                            $    6,125
                                                                                          ==========
    Cash paid for interest                                                                $   46,926
                                                                                          ==========

  The Notes to Financial Statements are an integral part of these statements.

                       CLEANING IDEAS, INC. AND SUBSIDIARY
                   CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1997


NOTE A - NATURE OF BUSINESS AND SIGNIFICANT OF ACCOUNTING POLICIES


1.       Nature of Business

         Cleaning Ideas, Inc. and Subsidiary ("Cleaning Ideas") is primarily engaged in manufacturing and sales of sanitary maintenance supplies and related products. Cleaning Ideas' products are sold to its own subsidiary for retail sale in the San Antonio Texas area and to other customers in that general geographical area.

2.       Principles of consolidation

         The consolidated financial statements include the accounts of Cleaning Ideas and its wholly-owned subsidiaries. All material inter-company accounts and transactions have been eliminated in consolidation.

3.       Basis of Accounting

         Cleaning Ideas prepares its financial statements using the accrual method of accounting.

4.       Inventories

         Inventories are valued at the lower of cost or market. Cost is determined using the first-in, first-out method. Inventories are comprised of finished goods of $372,000 and raw materials of $38,000. Work in progress is immaterial.

5.       Property, Plant and Equipment

         Depreciation of property, plant and equipment is provided by the straight-line method over the estimated useful lives of the assets. Leasehold improvements are amortized over the shorter of the economic life of the improvement or the lease term. Deferred taxes, if any, are not material.

         Property, Plant & Equipment is comprised of the following at cost:

               Furniture and equipment                       $  482,316
               Improvements                                     125,622
               Transportation and delivery equipment            145,256
                                                             ----------
                                                                753,194
               Less: Accumulated depreciation                  (623,098)
                                                             ----------
                                                             $  130,096
                                                             ==========

               Expense charged to earnings was               $   46,926
                                                             ==========

                       CLEANING IDEAS, INC. AND SUBSIDIARY
                   CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1997

NOTE A - CONTINUED

6. Accounts receivable are reported net of an allowance for doubtful accounts of $9,856

7.       Income Taxes

         Income taxes are provided for the tax effects of transactions reported in the financial statements. The estimated realizable value of loss carryovers are reported as deferred assets. Differences between financial and income tax earnings do not give rise to material deferrals.

8.       Use of Estimates

         In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE B - LOANS PAYABLE

         Note & loan obligations consist of the following:


                                                             TOTAL         CURRENT       LONG
                                                             -----         -------       ----
                                                                                         TERM
                                                                                         ----

     A       INTERNATIONAL BANK OF COMMERCE                  $229,000      $229,000      $     --
     B       INTERNATIONAL BANK OF COMMERCE                    66,662        25,002        41,660
     C       SHAREHOLDERS                                     165,000            --       165,000
     D       VARIOUS EQUIPMENT                                 65,543        14,711        50,832
     E       OTHERS                                            33,000        33,000            --

                                                             ========      ========      ========
                              Totals                         $559,205      $301,713      $257,492
                                                             ========      ========      ========

         A        Line of credit at prime plus 1 per cent per annum.

         B Installment loan at $2,083 per month plus interest at 9 per cent per annum.

         C        Repayment deferred for one year without interest.

         D Equipment financing and capitalized leases payable at approximately $1,300 per month, including interest at 7 to 10 per cent per annum.

         E        Due August 1998. Interest payable at 9 percent per annum.

                       CLEANING IDEAS, INC. AND SUBSIDIARY
                   CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1997

NOTE B - LOANS PAYABLE (CONTINUED)

         The equipment obligations are secured by the applicable equipment. The bank loans are secured by inventory, accounts receivable, cash value of life insurance and the remaining fixed assets.


NOTE C - COMMITMENTS & CONTINGENCIES

         Cleaning Ideas leases certain various retail stores, and office and warehouse facilities.

                  Minimum lease obligations, principally for real property, are as follows:

                         9/30/98                     $358,000
                         9/30/99                      324,000
                         9/30/00                      142,000
                         9/30/01                       80,000
                         9/30/02                       75,000
                         9/30/03                       48,000

                  Rent expense charged to earnings was $389,409.


NOTE D - BENEFIT PLANS

         Cleaning Ideas provides all eligible employees with various health, life, and medical benefits.


NOTE E - RELATED PARTY TRANSACTIONS

         1. Cleaning Ideas leases certain real property from principal shareholders. Included in rents for the year were $227,744 to those shareholders.

         2. Additionally, Cleaning Ideas pays royalty fees to shareholders. That amount was $77,030.


NOTE F - SUBSEQUENT EVENTS

         Effective on August 19, 1999, Cleaning Ideas was acquired by Enviro-Clean of America, Inc, ("Enviro-Clean"). The acquisition was accomplished by a merger into a subsidiary of Enviro-Clean established for the acquisition. Terms of the acquisition to Cleaning Ideas shareholders were:

                       CLEANING IDEAS, INC. AND SUBSIDIARY
                   CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1997

NOTE F - SUBSEQUENT EVENTS (CONTINUED)

         1.       $500,000 in cash

         2.       320,000 shares of Enviro-Clean Series D preferred stock

         3.       Aggregate assumed debt of $400,000

         4. Secured promissory note of $900,000 payable in quarterly installments of $112,500 plus interest at 8 3/4% per annum.

                       CLEANING IDEAS, INC. AND SUBSIDIARY

                              FINANCIAL STATEMENTS

                               SEPTEMBER 30, 1998

                       CLEANING IDEAS, INC. AND SUBSIDIARY
                                TABLE OF CONTENTS
                               SEPTEMBER 30, 1998





                                                                                                   Page
                                                                                                   ----

Independent Auditors' Report                                                                        1


FINANCIAL STATEMENTS

     Balance Sheet                                                                                  2


     Income Statement                                                                               3


     Statement of Changes in Retained Earnings                                                      4


     Cash Flow Statement                                                                            5


     Notes to Financial Statements                                                                 6-9

                    [KIRSCHNER & PASTERNACK LLP LETTERHEAD]


                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders
Cleaning Ideas, Inc. and Subsidiary


We have audited the accompanying consolidated balance sheet of Cleaning Ideas, Inc. and Subsidiary (a Texas Corporation) as of September 30, 1998, and the related consolidated statements of income, retained earnings, and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Cleaning Ideas, Inc. and Subsidiary as of September 30, 1998 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


                          Certified Public Accountants


/s/ KIRSCHNER & PASTERNACK LLP
-------------------------------
Kirschner & Pasternack LLP
Great Neck, NY
September 2, 1999

                       CLEANING IDEAS, INC. AND SUBSIDIARY
                                  BALANCE SHEET
                               SEPTEMBER 30, 1998



                       ASSETS
 CURRENT ASSETS
   Cash                                                                   $   158,667
   Accounts receivable                                                        289,728
   Inventory                                                                  429,759
   Other current assets                                                        17,677
      Total current assets                                                                $   895,831
 Property and Equipment                                                                        77,144
 OTHER ASSETS
   Cash surrender value-life insurance-net                                    203,506
    Deferred income tax
                                                                                9,000
      Deposits
                                                                                7,684
                                                                          -----------
      Total other assets                                                                      220,190
                                                                                          -----------
      TOTAL ASSETS                                                                        $ 1,193,165

 LIABILITIES AND STOCKHOLDERS' EQUITY
 CURRENT LIABILITIES
   Accounts payable                                                       $   480,643
   Current portion-long term debt                                             277,438
   Accrued expenses and taxes                                                  19,795
                                                                          -----------
     Total current liabilities                                                            $   777,876
 LONG TERM LIABILITIES
   Long term debt                                                              15,772
   Loan payable - officers                                                    165,000
                                                                          -----------
      Total Long-Term Liabilities                                                             180,772
 STOCKHOLDERS' EQUITY
   Preferred stock, $.01 par value -
    1,000,000 shares authorized -
        270,859 shares issued & outstanding
                                                                                2,709
   Common stock, $.01 par value -
    1,000,000 shares authorized -
        102,000 shares issued & outstanding
                                                                                1,020
   Paid-in-capital                                                             31,285
   Retained earnings                                                          299,503
                                                                          -----------
                                                                                              334,517
      Less: Treasury stock                                                                   (100,000)
      Total Stockholders' Equity                                                              234,517
                                                                                          -----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                                $ 1,193,165


  The Notes to Financial Statements are an integral part of these statements.

                       CLEANING IDEAS, INC. AND SUBSIDIARY
                               STATEMENT OF INCOME
                               SEPTEMBER 30, 1998


Revenue                                                                                 $ 4,853,070

 Cost of sales & services                                                                 2,625,691

 Gross profit                                                                                            $2,227,379

 Operating expenses                                                                                       2,321,864

 Loss from operations
                                                                                                            (94,485)

 Other Income
                                                                                                             33,457

 Net Loss before tax
                                                                                                            (61,028)

 Deferred tax recovery                                                                                        9,000

 Net loss                                                                                                 $ (52,028)


  The Notes to Financial Statements are an integral part of these statements.

                       CLEANING IDEAS, INC. AND SUBSIDIARY
                         STATEMENT OF RETAINED EARNINGS
                               SEPTEMBER 30, 1998




Retained Earnings - October 1, 1997                             $ 351,531

Net loss for year                                                 (52,028)
                                                                ---------

Retained Earnings - September 30, 1998                          $ 299,503
                                                                =========



  The Notes to Financial Statements are an integral part of these statements.

                       CLEANING IDEAS, INC. AND SUBSIDIARY
                             STATEMENT OF CASH FLOWS
                               SEPTEMBER 30, 1998


Cash Flows From Operating Activities:
  Net Loss                                                                                $  (52,028)
   Adjustments to reconcile net loss to
     net cash used by operating activities:
     Depreciation                                                           25,803
    Gain on sale of vehicle                                                 (3,508)
    Decrease in accounts receivable                                        109,389
    (Increase) in inventory                                                (19,897)
    Decrease in current assets and deposits                                  9,658
    (Increase) in deferred income taxes                                     (9,000)
    (Increase) in cash surrender value of life insurance                   (30,439)
    (Decrease) in accounts payable                                         (39,568)
    (Decrease) in accrued expenses and taxes                               (20,192)
                                                                        ----------
      Total Adjustments                                                                       22,246
                                                                                          ----------

Net Cash Used by Operating Activities                                                        (29,782)

Cash Flows from Investing Activities:
    Proceeds from sale of vehicle                                           35,976
    Purchase of equipment                                                   (5,319)
                                                                        ----------

Net Cash Provided by Investing Activities                                                     30,657

Cash Flows From Financing Activities:
    Principal payments on short-term debt                                  (24,275)
    Principal payments on long-term debt                                   (76,720)
                                                                        ----------

Net Cash Used by Financing Activities                                                       (100,995)
                                                                                          ----------

Net Decrease in Cash                                                                        (100,120)

Beginning Cash                                                                               258,787

Ending Cash                                                                               $  158,667
                                                                                          ==========

Supplemental Information:
    Cash paid for income taxes                                                            $    6,046
                                                                                          ==========
    Cash paid for interest                                                                $   49,755
                                                                                          ==========


  The Notes to Financial Statements are an integral part of these statements.

                      CLEANING IDEAS, INC. AND SUBSIDIARY
                   CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1998


NOTE A - NATURE OF BUSINESS AND SIGNIFICANT OF ACCOUNTING POLICIES


1.       Nature of Business

         Cleaning Ideas, Inc. and Subsidiary ("Cleaning Ideas") is primarily engaged in manufacturing and sales of sanitary maintenance supplies and related products. Cleaning Ideas' products are sold to its own subsidiary for retail sale in the San Antonio Texas area and to other customers in that general geographical area..

2.       Principles of consolidation

         The consolidated financial statements include the accounts of Cleaning Ideas and its wholly-owned subsidiaries. All material inter-company accounts and transactions have been eliminated in consolidation.

3.       Basis of Accounting

         Cleaning Ideas prepares its financial statements using the accrual method of accounting.

4.       Inventories

         Inventories are valued at the lower of cost or market. Cost is determined using the first-in, first-out method. Inventories are comprised of finished goods of $395,000 and raw materials of $ 35,000. Work in progress is immaterial.

5.       Property, Plant and Equipment

         Depreciation of property, plant and equipment is provided by the straight-line method over the estimated useful lives of the assets. Leasehold improvements are amortized over the shorter of the economic life of the improvement or the lease term. Deferred taxes, if any, are not material.

         Property, Plant & Equipment is comprised of the following at cost:


                    Furniture and equipment                 $ 487,634
                    Improvements                              125,622
                    Transportation and delivery equipment     109,281
                                                            ---------
                                                              722,537
                    Less: Accumulated depreciation           (645,393)
                                                            ---------
                                                            $  77,144
                                                            =========

                    Expense charged to earnings was         $  25,803
                                                            =========

                      CLEANING IDEAS, INC. AND SUBSIDIARY
                   CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1998


NOTE A - CONTINUED

6. Accounts receivable are reported net of an allowance for doubtful accounts of $11,432.

7.       Income Taxes

         Income taxes are provided for the tax effects of transactions reported in the financial statements. The estimated realizable value of loss carryovers are reported as deferred assets. Differences between financial and income tax earnings do not give rise to material deferrals.

8.       Use of Estimates

         In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE B - LOANS PAYABLE

         Note & loan obligations consist of the following:


                                                      TOTAL        CURRENT       LONG
                                                      -----        -------       TERM
                                                                                 ----
A        INTERNATIONAL BANK OF COMMERCE             $242,500      $242,500   $     --
B        SHAREHOLDERS                                165,000            --    165,000
C        VARIOUS EQUIPMENT                            22,710         6,938     15,772
D        OTHERS                                       28,000        28,000         --
                                                    ---------------------------------
                         Totals                     $458,210      $277,438   $180,772
                                                    =================================

                      CLEANING IDEAS, INC. AND SUBSIDIARY
                   CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1998

NOTE B - LOANS PAYABLE (CONTINUED)

     A        Line of credit at prime plus 1 per cent per annum.

     B Repayment deferred for one year without interest. Paid July 1999. See Note F.

     C Equipment financing and capitalized leases payable at approximately $1,300 per month, including interest at 7 to 10 per cent per annum.

     D        Due on demand. Interest payable at 9 percent per annum.

     The equipment obligations are secured by the applicable equipment. The bank loans are secured by inventory, accounts receivable, cash value of life insurance and the remaining fixed assets.


NOTE C - COMMITMENTS & CONTINGENCIES

         Cleaning Ideas leases certain various retail stores, and office and warehouse facilities.

         Minimum lease obligations, principally for real property, are as follows:


                              9/30/99   $334,000
                              9/30/00    153,000
                              9/30/01     91,000
                              9/30/02     78,000
                              9/30/03     48,000

         Rent expense charged to earnings was $399,514


NOTE D - BENEFIT PLANS

         Cleaning Ideas provides all eligible employees with various health, life, and medical benefits.


NOTE E - RELATED PARTY TRANSACTIONS

         1. Cleaning Ideas leases certain real property from principal shareholders. Included in rents for the year were $231,544 to those shareholders.

                      CLEANING IDEAS, INC. AND SUBSIDIARY
                   CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1998


NOTE E - RELATED PARTY TRANSACTIONS (CONTINUED)

         2. Additionally, Cleaning Ideas pays royalty fees to shareholders. That amount was $63,409.



NOTE F - SUBSEQUENT EVENTS

Effective on August 19, 1999, Cleaning Ideas was acquired by Enviro-Clean of America, Inc, ("Enviro-Clean"). The acquisition was accomplished by a merger into a subsidiary of Enviro-Clean established for the acquisition. Terms of the acquisition to the Cleaning Ideas shareholders were:

         1.       $500,000 in cash

         2.       320,000 shares of Enviro-Clean Series D preferred stock

         3.       Aggregate assumed debt of $400,000

         4. Secured promissory note of $900,000 payable in quarterly installments of $112,500 plus interest at 83/4% per annum.

                      CLEANING IDEAS, INC. AND SUBSIDIARY

                              FINANCIAL STATEMENTS

                                 JULY 31, 1999

                      CLEANING IDEAS, INC. AND SUBSIDIARY
                               TABLE OF CONTENTS
                                 JULY 31, 1999





                                                                                                   Page
                                                                                                   ----

Independent Auditors' Report                                                                        1


FINANCIAL STATEMENTS

     Balance Sheet                                                                                  2


     Income Statement                                                                               3


     Statement of Changes in Retained Earnings                                                      4


     Cash Flow Statement                                                                            5


     Notes to Financial Statements                                                                6-8

                    [KIRSCHNER & PASTERNACK LLP LETTERHEAD]



                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders
Cleaning Ideas, Inc. and Subsidiary


We have audited the accompanying consolidated balance sheet of Cleaning Ideas, Inc. and Subsidiary (a Texas Corporation) as of July 31, 1999, and the related consolidated statements of income, retained earnings, and cash flows for the ten months then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Cleaning Ideas, Inc. and Subsidiary as of July 31, 1999 and the results of its operations and its cash flows for the ten months then ended in conformity with generally accepted accounting principles.



                          Certified Public Accountants


/s/ KIRSCHNER & PASTERNACK LLP
-------------------------------
Kirschner & Pasternack LLP
Great Neck, NY
September 2, 1999

                      CLEANING IDEAS, INC. AND SUBSIDIARY
                                 BALANCE SHEET
                                 JULY 31, 1999


                                     ASSETS

 CURRENT ASSETS
   Cash                                                                                          $ 238,190
   Accounts receivable                                                                             248,544
   Inventory                                                                                       395,482
   Other current assets                                                                              4,727
      Total current assets                                                                                        $ 886,943
 Property and Equipment                                                                                              72,853

 OTHER ASSETS
    Deferred income tax                                                                             15,000
    Deposits                                                                                         7,834
      Total current assets                                                                                           22,834
      TOTAL ASSETS                                                                                                $ 982,630

LIABILITIES AND STOCKHOLDERS' EQUITY

 CURRENT LIABILITIES
   Accounts payable                                                                              $ 337,793
    Notes and loans payable                                                                        400,000
   Accrued expenses and  taxes                                                                      15,827
     Total current liabilities                                                                                    $ 753,620

 STOCKHOLDERS' EQUITY
   Preferred stock, $.01 par value -
    1,000,000 shares authorized -
        270,859 shares issued & outstanding                                                          2,709
   Common stock, $.01 par value -
    1,000,000 shares authorized -
        102,000 shares issued & outstanding                                                          1,020
   Paid-in-capital                                                                                  31,285
   Retained earnings                                                                               293,996
                                                                                                                    329,010
      Less: Treasury stock                                                                                        (100,000)
       Total Stockholders' Equity                                                                                   229,010
  TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                                                      $ 982,630


  The Notes to Financial Statements are an integral part of these statements.

                      CLEANING IDEAS, INC. AND SUBSIDIARY
                              STATEMENT OF INCOME
                                 JULY 31, 1999

 Revenue                                                                              $ 3,623,937

 Cost of sales & services                                                               1,967,062

 Gross profit                                                                                         $ 1,656,875

 Operating expenses                                                                                     1,782,387

 Loss from operations                                                                                    (125,512)

 Other Income                                                                                             114,005

 Net Loss before tax
                                                                                                          (11,507)

 Deferred tax recovery
                                                                                                            6,000

 Net loss                                                                                               $  (5,507)

  The Notes to Financial Statements are an integral part of these statements.

                      CLEANING IDEAS, INC. AND SUBSIDIARY
                         STATEMENT OF RETAINED EARNINGS
                                 JULY 31, 1999


Retained Earnings - October 1, 1998                                                     $  299,503

Net loss for year
                                                                                            (5,507)
                                                                                        ----------

Retained Earnings - July 31, 1999                                                       $  293,996
                                                                                        ==========

  The Notes to Financial Statements are an integral part of these statements.

                      CLEANING IDEAS, INC. AND SUBSIDIARY
                            STATEMENT OF CASH FLOWS
                                 JULY 31, 1999


Cash Flows From Operating Activities:
  Net Loss                                                                                           $  (5,507)
   Adjustments to reconcile net loss to
    net cash used by operating activities:
    Depreciation                                                                      13,992
    Loss on sale of vehicle                                                            9,282
    Decrease in accounts receivable                                                   41,184
    Decrease in inventory                                                             34,277
    Decrease in current assets and deposits                                           12,800
    (Increase) in deferred income tax                                                 (6,000)
     Decrease in cash surrender value of life insurance                              203,506
    (Decrease) in accounts payable                                                  (142,850)
    (Decrease) in accrued expense and taxes                                           (3,968)
                                                                                    --------
      Total Adjustments                                                                                162,223
                                                                                                     ---------

Net Cash Provided by Operating Activities                                                              156,716

Cash Flows from Investing Activities:
    Proceeds from sale of vehicle                                                     17,578
    Purchase of equipment                                                            (36,561)
                                                                                    --------

Net Cash Used by Investing Activities                                                                  (18,983)

Cash Flows From Financing Activities:
    Principal payments on short-term debt                                           (277,438)
    Principal payments on long-term debt                                             (15,772)
    Repayment of officers' loan                                                     (165,000)
    Proceeds from loans and notes                                                    400,000
                                                                                    --------

Net Cash Used by Financing Activities                                                                  (58,210)
                                                                                                     ---------

Net Increase in Cash
                                                                                                        79,523

Beginning Cash                                                                                         158,667
                                                                                                     ---------

Ending Cash                                                                                          $ 238,190
                                                                                                     =========

Supplemental Information:
    Cash paid for interest                                                                           $  32,398
                                                                                                     =========

  The Notes to Financial Statements are an integral part of these statements.

                      CLEANING IDEAS, INC. AND SUBSIDIARY
                   CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
                                 JULY 31, 1999


NOTE A - NATURE OF BUSINESS AND SIGNIFICANT OF ACCOUNTING POLICIES

1.       Nature of Business

         Cleaning Ideas, Inc. and Subsidiary ("Cleaning Ideas") is primarily engaged in manufacturing and sales of sanitary maintenance supplies and related products. Cleaning Ideas' products are sold to its own subsidiary for retail sale in the San Antonio Texas area and to other customers in that general geographical area..

2.       Principles of consolidation

         The consolidated financial statements include the accounts of Cleaning Ideas and its wholly-owned subsidiaries. All material inter - company accounts and transactions have been eliminated in consolidation.

3.       Basis of Accounting

         Cleaning Ideas prepares its financial statements using the accrual method of accounting.

4.       Inventories

         Inventories are valued at the lower of cost or market. Cost is determined using the first-in, first-out method. Inventories are comprised of finished goods of $359,000 and raw materials of $ 36,000. Work in progress is immaterial.

5.       Property, Plant and Equipment

         Depreciation of property, plant and equipment is provided by the straight-line method over the estimated useful lives of the assets. Leasehold improvements are amortized over the shorter of the economic life of the improvement or the lease term. Deferred taxes, if any, are not material.

         Property, Plant & Equipment is comprised of the following at cost:


Furniture and equipment                 $ 512,423
Improvements                              125,621
Transportation and delivery equipment      87,517
                                        ---------
                                          725,561
Less: Accumulated depreciation           (652,708)
                                        ---------
                                        $  72,853
                                        =========

Expense charged to earnings was         $  13,992
                                        =========

                      CLEANING IDEAS, INC. AND SUBSIDIARY
                   CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
                                 JULY 31, 1999

NOTE A - NATURE OF BUSINESS AND SIGNIFICANT OF ACCOUNTING POLICIES (CONTINUED)



6. Accounts receivable are reported net of an allowance for doubtful accounts of $7,360.

7.       Income Taxes

         Income taxes are provided for the tax effects of transactions reported in the financial statements. The estimated realizable value of loss carryovers are reported as deferred assets. Differences between financial and income tax earnings do not give rise to material deferrals.

8.       Use of Estimates

         In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Cleaning Ideas estimates an allowance for doubtful accounts based on the creditworthiness of their customers, as well as general economic conditions. Consequently, an adverse change in those factors could affect Cleaning Ideas' estimate.

NOTE B - LOANS PAYABLE

         Cleaning Ideas has a $325,000 line of credit facility with International Bank of Commerce and a $75,000 line of credit facility with Bank of America. Interest is at prime, plus 1 per cent per annum.

         Stockholder loans were paid prior to July 31, 1999

         All other loan debt was paid in August 1999.

         Total interest charged to earnings was $ 26,883
                                                ========

         The obligations are secured by inventory receivables, fixed assets, and cash value of life insurance policies.

                      CLEANING IDEAS, INC. AND SUBSIDIARY
                   CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
                                 JULY 31, 1999


NOTE C - COMMITMENTS & CONTINGENCIES

         Cleaning Ideas leases various retail stores, and office and warehouse facilities.

         Minimum lease obligations, principally for real property, are as follows:

                           7/31/00          $  340,000
                           7/31/01             281,000
                           7/31/02             258,000
                           7/31/03             242,000
                           7/31/04             220,000

         Rent expense charged to earnings was $311,172.


NOTE D - BENEFIT PLANS

         1. Effective December 1, 1998, Cleaning Ideas established a deferred compensation retirement plan covering all eligible employees meeting age and service requirements. The eligible employees may defer from 2 to 20% of compensation. Cleaning Ideas annually determines a discretionary matching contribution up to a maximum deferral of 6%. Employees vest in matching contributions ratably over 5 years. No company contribution will be incurred for the current period.

         2. Additionally, Cleaning Ideas provides all eligible employees with various health, life, and medical benefits.


NOTE E - RELATED PARTY TRANSACTIONS

         1. Cleaning Ideas leases certain real property from principal shareholders. Included in rents for the year were $169,317 to those shareholders.

         2. Additionally, Cleaning Ideas paid royalty fees to shareholders of $67,392.

NOTE F - SUBSEQUENT EVENTS

Effective on August 19, 1999, the company was acquired by Enviro-Clean of America, Inc., ("Enviro-Clean"). The acquisition was accomplished by a merger into a subsidiary of Enviro-Clean established for the acquisition. Terms of the acquisition to the Clean Ideas shareholders were:

                      CLEANING IDEAS, INC. AND SUBSIDIARY
                   CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
                                 JULY 31, 1999

NOTE F - SUBSEQUENT EVENTS (CONTINUED)

         1.       $500,000 in cash

         2.       320,000 shares of Enviro-Clean Series D preferred stock

         3.       Aggregate assumed debt of $400,000

         4. Secured promissory note of $900,000 payable in quarterly installments of $112,500 plus interest at 8.75% per annum.

                           SUPERIOR CHEMICAL & SUPPLY
                               (A PROPRIETORSHIP)

                              FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 1998 AND 1997

                                 C O N T E N T S

                                                                    Page
INDEPENDENT AUDITORS' REPORT                                           1

FINANCIAL STATEMENTS

     Balance sheets                                                    2

     Statements of income and proprietor's capital                     3

     Statements of cash flows                                          4

     Notes to financial statements                                 5 - 7

                           [KIRBY & KIRBY LETTERHEAD]

                          INDEPENDENT AUDITORS' REPORT



To the Proprietor
Superior Chemical & Supply


We have audited the accompanying balance sheets of Superior Chemical & Supply (a proprietorship) as of December 31, 1998 and 1997, and the related statements of income and proprietor's capital and cash flows for the years then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Superior Chemical & Supply (a proprietorship) as of December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.


                          Certified Public Accountants

/s/ KIRBY & KIRBY
-----------------------------
Kirby & Kirby
Bowling Green, Kentucky
October 22, 1999

                           SUPERIOR CHEMICAL & SUPPLY
                                 BALANCE SHEETS

                           DECEMBER 31, 1998 AND 1997


                                                     1998         1997
          ASSETS

CURRENT ASSETS
     Cash and cash equivalents                     $     -0-    $  23,470
     Trade receivables                               175,132      119,376
     Inventories                                     168,318      134,246
                                                   ---------    ---------

                  Total current assets               343,450      277,092
                                                   ---------    ---------

PROPERTY AND EQUIPMENT, at cost
     Land                                              5,000        5,000
     Building and improvements                        93,069       93,069
     Equipment                                        24,854       21,277
     Vehicles                                         90,802       22,088
                                                   ---------    ---------
                                                     213,725      141,434
     Accumulated depreciation                        (47,515)     (34,214)
                                                   ---------    ---------
                                                     166,210      107,220
                                                   ---------    ---------

                                                   $ 509,660    $ 384,312
                                                   =========    =========

   LIABILITIES AND PROPRIETOR'S CAPITAL

CURRENT LIABILITIES
     Bank overdraft                                $  20,918    $     -0-
     Current maturities of long-term debt              8,208        7,711
     Accounts payable                                 39,879       25,448
     Accrued expenses                                 13,248        9,276
                                                   ---------    ---------

                  Total current liabilities           82,253       42,435
                                                   ---------    ---------

LONG-TERM DEBT                                        14,007       31,485
                                                   ---------    ---------

PROPRIETOR'S CAPITAL                                 413,400      310,392
                                                   ---------    ---------

                                                   $ 509,660    $ 384,312
                                                   =========    =========


   The Notes to Financial Statements are an integral part of these statements.

                           SUPERIOR CHEMICAL & SUPPLY
                  STATEMENTS OF INCOME AND PROPRIETOR'S CAPITAL

                     YEARS ENDED DECEMBER 31, 1998 AND 1997



                                                        1998            1997
Net sales                                            $ 1,497,670    $ 1,310,192

Cost of goods sold                                       929,260        796,061
                                                     -----------    -----------

         Gross profit                                    568,410        514,131

Operating expenses                                       407,012        295,842
                                                     -----------    -----------

         Income from operations                          161,398        218,289

Interest expense                                           3,453          5,156
                                                     -----------    -----------

         Net income                                      157,945        213,133

Proprietor's capital at beginning of year                310,392        208,064

Withdrawals and other distributions                      (66,937)      (110,805)

Capital contributed                                       12,000            -0-
                                                     -----------    -----------

Proprietor's capital at end of year                  $   413,400    $   310,392
                                                     ===========    ===========


   The Notes to Financial Statements are an integral part of these statements.

                           SUPERIOR CHEMICAL & SUPPLY
                            STATEMENTS OF CASH FLOWS

                     YEARS ENDED DECEMBER 31, 1998 AND 1997


                                                                            1998        1997
CASH FLOWS FROM OPERATING ACTIVITIES
    Net income                                                           $ 157,945    $ 213,133
    Adjustments to reconcile net income to net cash provided by operating activities:
          Depreciation                                                      13,301        5,899
          Increase (decrease) in cash resulting from changes in:
              Trade receivables                                            (55,756)       3,766
              Inventories                                                  (34,072)     (33,054)
              Bank overdraft                                                20,918          (55)
              Accounts payable                                              14,431      (33,292)
              Accrued expenses                                               3,972          806
                                                                         ---------    ---------

                         Net cash provided by operating activities         120,739      157,203
                                                                         ---------    ---------

CASH FLOWS FROM INVESTING ACTIVITIES
    Purchase of property and equipment                                     (47,372)     (16,084)
                                                                         ---------    ---------

CASH FLOWS FROM FINANCING ACTIVITIES
    Principal payments on long-term debt                                   (41,900)      (6,844)
    Cash withdrawals                                                       (66,937)    (110,805)
    Capital contributed                                                     12,000          -0-
                                                                         ---------    ---------

                         Net cash used in financing activities             (96,837)    (117,649)
                                                                         ---------    ---------

Net increase (decrease) in cash and cash equivalents                       (23,470)      23,470

Cash and cash equivalents at beginning of year                              23,470          -0-
                                                                         ---------    ---------

Cash and cash equivalents at end of year                                 $     -0-    $  23,470
                                                                         =========    =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW
    INFORMATION:
       Cash paid during the year for interest                            $   3,453    $   5,156
                                                                         =========    =========

SCHEDULE OF NONCASH INVESTING ACTIVITIES:
    Installment purchase obligations related to fixed asset
       acquisitions                                                      $  24,919    $     -0-
                                                                         =========    =========


   The Notes to Financial Statements are an integral part of these statements.

                           SUPERIOR CHEMICAL & SUPPLY
                          NOTES TO FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 1998 AND 1997


NOTE 1.  SIGNIFICANT ACCOUNTING POLICIES

         NATURE OF BUSINESS AND BASIS OF ACCOUNTING

         Superior Chemical & Supply, a proprietorship, ("Superior") is engaged in the sale of chemicals and related supplies primarily to commercial and industrial customers. Superior's financial statements are presented in accordance with generally accepted accounting principles. The accompanying financial statements have been prepared solely from the accounts of Superior, and the owner represents that they do not include his personal accounts or those of any other operation in which he is engaged.

         CASH AND CASH EQUIVALENTS

         Superior considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

         ALLOWANCE FOR DOUBTFUL ACCOUNTS

         No provision for doubtful accounts has been included in these statements. Superior has no material loss experience from trade receivables and anticipates no loss from present trade receivables.

         INVENTORIES

         Inventories are stated at the lower of cost or market with cost determined using primarily the first-in, first-out method.

         PROPERTY AND EQUIPMENT

         Property and equipment are stated at cost. Depreciation is provided using primarily declining-balance methods over the estimated useful lives of the assets. Depreciation expense totaled $13,301 and $5,899 in 1998 and 1997, respectively.

         INCOME TAXES

         The proprietorship itself is not a tax paying entity for purposes of federal and state income taxes. Federal and state income taxes of the proprietor are computed on total income from all sources; accordingly, no provision for income taxes is made in these statements.

                           SUPERIOR CHEMICAL & SUPPLY
                          NOTES TO FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 1998 AND 1997


NOTE 1.  SIGNIFICANT ACCOUNTING POLICIES (Continued)

         USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires the proprietor to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.


NOTE 2.  LONG-TERM DEBT

         Long-term debt at December 31, 1998 and 1997 consists of the following:

                                                           1998          1997
             James A. Tabb (individual) note
               payable, dated February 5, 1990, due
               in monthly installments of $1,000
               including interest at 12% to February
               20, 2002; secured by building.            $     -0-    $  39,196


             GMAC note payable, dated August 10,
               1998, due in monthly installments of
               $713 including interest at 1.9% to
               August 10, 2001; secured by vehicle.         22,215          -0-
                                                         ---------    ---------

             Totals                                         22,215       39,196
             Current maturities                              8,208        7,711
                                                         ---------    ---------

             Long-term debt                              $  14,007    $  31,485
                                                         =========    =========

                           SUPERIOR CHEMICAL & SUPPLY
                          NOTES TO FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 1998 AND 1997


NOTE 2.  LONG-TERM DEBT (Continued)

         Aggregate maturities of principal under long-term debt obligations for each of the succeeding five years are as follows:

                 December 31,
                      1999               $  8,208
                      2000                  8,365
                      2001                  5,642
                      2002                    -0-
                      2003                    -0-
                 Thereafter                   -0-
                                         --------

                                         $ 22,215
                                         ========

NOTE 3.  LEASES

         Superior leases buildings in Leitchfield and Beattyville, Kentucky, under non-cancellable leases classified as operating leases. Initial lease terms for the Leitchfield building are for ten years beginning February 1, 1987, with two five-year renewal options. Initial lease terms for the Beattyville building are for one year beginning August 18, 1998, with one renewal option for one year. Rent expense totaled $4,200 and $2,700 in 1998 and 1997, respectively.

         Future minimum lease payments under non-cancellable operating leases having remaining terms of more than one year at December 31, 1998 for each of the succeeding five years are as follows:

                      1999               $  6,900
                      2000                  5,275
                      2001                  3,000
                      2002                    250
                      2003                    -0-
                 Thereafter                   -0-
                                         --------

                                         $ 15,425
                                         ========

                        SUPERIOR CHEMICAL & SUPPLY, INC.

                              FINANCIAL STATEMENTS

                    FROM JANUARY 1, 1999 (DATE OF INCEPTION)
                                TO JULY 31, 1999

                                 C O N T E N T S

                                                                    Page
INDEPENDENT AUDITORS' REPORT                                           1

FINANCIAL STATEMENTS

     Balance sheet                                                     2

     Statement of income                                               3

     Statement of retained earnings                                    4

     Statement of cash flows                                           5

     Notes to financial statements                                 6 - 9

                           [KIRBY & KIRBY LETTERHEAD]

                          INDEPENDENT AUDITORS' REPORT



To the Board of Directors and Stockholder
Superior Chemical & Supply, Inc.


We have audited the accompanying balance sheet of Superior Chemical & Supply, Inc., as of July 31, 1999, and the related statements of income, retained earnings, and cash flows for the period from inception, January 1, 1999, to July 31, 1999. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Superior Chemical & Supply, Inc., as of July 31, 1999, and the results of its operations and its cash flows for the initial period then ended in conformity with generally accepted accounting principles.


                          Certified Public Accountants

/s/ KIRBY & KIRBY
-------------------------------
Kirby & Kirby
Bowling Green, Kentucky
October 22, 1999

                        SUPERIOR CHEMICAL & SUPPLY, INC.
                                  BALANCE SHEET

                                  JULY 31, 1999


              ASSETS

CURRENT ASSETS
     Cash and cash equivalents                                      $   8,098
     Trade receivables                                                198,270
     Inventories                                                      192,821
                                                                    ---------

                  Total current assets                                399,189
                                                                    ---------

PROPERTY AND EQUIPMENT, at cost
     Equipment                                                         18,234
     Vehicles                                                          42,119
                                                                    ---------
                                                                       60,353
     Accumulated depreciation                                         (24,212)
                                                                    ---------
                                                                       36,141
                                                                    ---------

                                                                    $ 435,330
                                                                    =========

     LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
     Current maturities of long-term debt                           $   8,300
     Accounts payable                                                  75,135
     Accrued expenses                                                  17,190
     Income taxes payable                                              35,163
                                                                    ---------

                  Total current liabilities                           135,788
                                                                    ---------

LONG-TERM DEBT                                                          9,149
                                                                    ---------

STOCKHOLDER'S EQUITY
     Common stock, no par value; 100 shares authorized
         and issued                                                   203,114
     Retained earnings                                                 87,279
                                                                    ---------
                                                                      290,393
                                                                    ---------

                                                                    $ 435,330
                                                                    =========


   The Notes to Financial Statements are an integral part of these statements

                        SUPERIOR CHEMICAL & SUPPLY, INC.
                               STATEMENT OF INCOME

             FOR THE PERIOD FROM JANUARY 1, 1999 (DATE OF INCEPTION)
                                TO JULY 31, 1999



Net sales                                       $1,032,054

Cost of goods sold                                 603,468
                                                ----------

              Gross profit                         428,586

Operating expenses                                 305,918
                                                ----------

              Income from operations               122,668

Interest expense                                       226
                                                ----------

              Income before taxes                  122,442

Federal and state income taxes                      35,163
                                                ----------

              Net income                        $   87,279
                                                ==========


   The Notes to Financial Statements are an integral part of these statements

                        SUPERIOR CHEMICAL & SUPPLY, INC.
                         STATEMENT OF RETAINED EARNINGS

             FOR THE PERIOD FROM JANUARY 1, 1999 (DATE OF INCEPTION)
                                TO JULY 31, 1999



Balance, beginning                                          $      -0-

         Net income                                             87,279
                                                            ----------
Balance, ending                                             $   87,279
                                                            ==========


   The Notes to Financial Statements are an integral part of these statements

                        SUPERIOR CHEMICAL & SUPPLY, INC.
                             STATEMENT OF CASH FLOWS

             FOR THE PERIOD FROM JANUARY 1, 1999 (DATE OF INCEPTION)
                                TO JULY 31, 1999


CASH FLOWS FROM OPERATING ACTIVITIES
    Net income                                                                     $  87,279
    Adjustments to reconcile net income to net cash provided by operating activities:
          Depreciation                                                                10,024
          Increase (decrease) in cash resulting from changes in:
              Trade receivables                                                      (23,138)
              Inventories                                                            (24,503)
              Bank overdraft                                                         (20,918)
              Accounts payable                                                        35,256
              Accrued expenses                                                         3,942
              Income taxes payable                                                    35,163
                                                                                   ---------

                         Net cash provided by operating activities                   103,105
                                                                                   ---------

CASH FLOWS FROM INVESTING ACTIVITIES                                                     -0-
                                                                                   ---------

CASH FLOWS FROM FINANCING ACTIVITIES
    Principal payments on long-term debt and shareholder loan                        (95,007)
                                                                                   ---------

Net increase in cash and cash equivalents                                              8,098

Cash and cash equivalents at beginning of period                                         -0-
                                                                                   ---------

Cash and cash equivalents at end of period                                         $   8,098
                                                                                   =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
    Cash paid during the period for:
       Interest                                                                    $     226
       Income taxes                                                                $     -0-

SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES:
     Property withdrawal                                                           $ 120,045
     Common stock and shareholder note issued in exchange for net assets           $ 293,355


   The Notes to Financial Statements are an integral part of these statements

                        SUPERIOR CHEMICAL & SUPPLY, INC.
                          NOTES TO FINANCIAL STATEMENTS

             FOR THE PERIOD FROM JANUARY 1, 1999 (DATE OF INCEPTION)
                                TO JULY 31, 1999

NOTE 1.  SIGNIFICANT ACCOUNTING POLICIES

         FORMATION OF COMPANY

         Superior was incorporated as a Kentucky corporation and began operations effective January 1, 1999. Prior to this time, Superior operated as a sole proprietorship. Effective January 1, 1999, the Company issued common stock with a stated value of $203,114 and a note of $90,241 to the sole shareholder in exchange for net assets as follows:

              Current assets                        $  343,450
              Vehicles and equipment, net               46,165
              Current liabilities                      (82,253)
              Long-term debt                           (14,007)
                                                    ----------

                                                    $  293,355
                                                    ==========

         This transaction is treated for tax purposes as a tax-free exchange under Internal Revenue Code Section 351.

         NATURE OF BUSINESS

         Superior is engaged in the sale of chemicals and related supplies primarily to commercial and industrial customers

         CASH AND CASH EQUIVALENTS

         Superior considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

         ALLOWANCE FOR DOUBTFUL ACCOUNTS

         No provision for doubtful accounts has been included in these statements. Superior has no material loss experience from trade receivables and anticipates no loss from present trade receivables.

         INVENTORIES

         Inventories are stated at the lower of cost or market with cost determined using primarily the first-in, first-out method.

                        SUPERIOR CHEMICAL & SUPPLY, INC.
                          NOTES TO FINANCIAL STATEMENTS

             FOR THE PERIOD FROM JANUARY 1, 1999 (DATE OF INCEPTION)
                                TO JULY 31, 1999



NOTE 1.  SIGNIFICANT ACCOUNTING POLICIES (Continued)

         PROPERTY AND EQUIPMENT

         Property and equipment are stated at cost. Depreciation is provided using primarily declining-balance methods over the estimated useful lives of the assets. Depreciation expense totaled $10,024 for the period.

         DEFERRED INCOME TAXES

         There are no material timing differences between financial statement and taxable income, therefore, no provision for deferred income taxes exists.

         USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires the proprietor to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.


NOTE 2.  LONG-TERM DEBT

         Long-term debt at July 31, 1999 consists of the following:

            GMAC note payable, dated August 10,
              1998, due in monthly installments of
              $713 including interest at 1.9% to
              August 10, 2001; secured by vehicle.       $ 17,449

            Current maturities                              8,300
                                                         --------

            Long-term debt                               $  9,149
                                                         ========

                        SUPERIOR CHEMICAL & SUPPLY, INC.
                          NOTES TO FINANCIAL STATEMENTS

             FOR THE PERIOD FROM JANUARY 1, 1999 (DATE OF INCEPTION)
                                TO JULY 31, 1999



NOTE 2.  LONG-TERM DEBT (Continued)

         Aggregate maturities of principal under long-term debt obligations for each of the succeeding twelve month intervals are as follows:


                   July 31,
                      2000                         $  8,300
                      2001                            8,458
                      2002                              691
                      2003                              -0-
                      2004                              -0-
                   Thereafter                           -0-
                                                   --------

                                                   $ 17,449
                                                   ========


NOTE 3.  INCOME TAXES

         Provision has been made in the statements for federal and state income taxes as follows:

             Federal and state income taxes at
                 statutory rates                   $ 35,163
                                                   ========


NOTE 4.  LEASES

         Superior leases buildings in Bowling Green, Leitchfield, and Beattyville, Kentucky, under non-cancellable leases classified as operating leases. Initial lease terms for the Leitchfield building are for ten years beginning February 1, 1987, with two five-year renewal options. Initial lease terms for the Beattyville building are for one year beginning August 18, 1998, with one renewal option for one year. Superior leases its Bowling Green building from a limited liability company owned by the sole shareholder of the Company. Initial lease terms are for five years beginning March 1, 1999, with one five-year renewal option.

         Rent expense totaled $18,990 for the period.

                        SUPERIOR CHEMICAL & SUPPLY, INC.
                          NOTES TO FINANCIAL STATEMENTS

             FOR THE PERIOD FROM JANUARY 1, 1999 (DATE OF INCEPTION)
                                TO JULY 31, 1999


NOTE 4.  LEASES (Continued)

         Future minimum lease payments under non-cancellable operating leases having remaining terms of more than one year at July 31, 1999 for each of the succeeding twelve month intervals are as follows:

                   July 31,
                       2000                        $  36,900
                       2001                           33,000
                       2002                           31,500
                       2003                           30,000
                       2004                           20,000
                  Thereafter                             -0-
                                                   ---------

                                                   $ 151,400
                                                   =========


NOTE 5.  SUBSEQUENT EVENTS

         Effective on August 19, 1999, Superior was purchased by Enviro-Clean of America, Inc. in consideration for $400,000 in cash, $1,200,000 in a note payable over 3 years and 50,000 shares of common stock of Enviro-Clean of America, Inc. placed in escrow.

ITEM 7.  FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL STATEMENTS

(b) Pro Forma Consolidated Financial Statements for the year ended December 31, 1999 and for the period ended June 30, 1999.



                        UNAUDITED PRO FORMA CONSOLIDATED
                              FINANCIAL STATEMENTS

         The following unaudited pro forma consolidated balance sheet has been prepared by combining the consolidated balance sheets of Enviro-Clean of America, Inc. & Subsidiaries (the Company), Cleaning Ideas, Inc. & Subsidiary and Superior Chemical & Supply. Inc. as of June 30, 1999. The Acquisitions are accounted for using the purchase method of accounting as if the Acquisitions had occurred on June 30, 1999.

         The following unaudited pro forma consolidated statements of operations have been prepared by combining the consolidated statements of operations of the Company for the fiscal year ended December 31, 1998 and for the 6 months ended June 30, 1999. The Acquisitions are accounted for using the purchase method of accounting as if the Acquisitions had occurred on January 1, 1998. No cost savings and synergies which the Company expects to realize as a result of the Acquisitions have been recognized in the pro forma consolidated statements of operations.

         The pro forma consolidated financial statements do not purport to represent what the Company's consolidated financial position or results of operations actually would have been had the Acquisition been completed on the dates for which the Acquisition is being given effect, nor is it necessarily indicative of future financial position or operating results of the Company. The pro forma consolidated financial statements should be read in conjunction with the historical financial statements of the respective companies and the related notes thereto. Certain reclassifications have been made to the historical financial statements of the Company and in order to provide classifications appropriate to the pro forma financial statements.

         The pro forma consolidated financial statements do not take into account any modifications to the Acquisitions which may be required to address any gain-out contingencies or future redemption of the Company's stock issued to selling shareholders.

                  ENVIRO-CLEAN OF AMERICA, INC. & SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 1999
                                   (UNAUDITED)


                                             ENVIRO-CLEAN     CLEANING IDEAS       SUPERIOR                          PRO FORMA
                                            OF AMERICA, INC.      INC. &           CHEMICAL &      PRO FORMA           COMBINED
                  ASSETS                    & SUBSIDIARIES      SUBSIDIARY        SUPPLY, INC.    ADJUSTMENTS       BALANCE SHEET
                                           ----------------   --------------     ------------     ------------      -------------
Current Assets
  Cash & Cash Equivalents                    $  3,220,995      $    177,970      $     32,691     $ (1,300,000)     $  2,131,656
  Accounts Receivable                             670,428           339,339           212,747                          1,222,514
  Merchandise Inventory                           125,500           280,223           206,514                            612,237
  Other                                            85,569            13,802                                 --            99,371
                                             ------------      ------------      ------------     ------------      ------------
Total Current Assets                            4,102,492           811,334           451,952       (1,300,000)        4,065,778
                                             ------------      ------------      ------------     ------------      ------------

Property, Plant & Equipment- Net                  182,978            73,607            37,573               --           294,158
                                             ------------      ------------      ------------     ------------      ------------

Other Assets
  Goodwill                                      2,828,352                                            4,160,767         6,989,119
  Other                                             5,775           213,166                --               --           218,941
                                             ------------      ------------      ------------     ------------      ------------

                                                2,834,127           213,166                --        4,160,767         7,208,060
                                             ------------      ------------      ------------     ------------      ------------
Total Assets                                 $  7,119,597      $  1,098,107      $    489,525     $  2,860,767      $ 11,567,996
                                             ============      ============      ============     ============      ============


  LIABILITIES & STOCKHOLDERS' EQUITY

Current Liabilities
  Accounts Payable & Accrued Expenses        $    713,919      $    456,778      $     75,383     $         --      $  1,246,080
  Loans Payable                                     7,329           401,605            66,300          450,000           925,234
  Income Taxes Payable                                 --                --            13,500               --            13,500
                                             ------------      ------------      ------------     ------------      ------------
Total Current Liabilities                         721,248           858,383           155,183          450,000         2,184,814
                                             ------------      ------------      ------------     ------------      ------------

Long-Term Liabilities
  Notes Payable                                 3,000,000                --             9,833        1,250,000         4,259,833
                                             ------------      ------------      ------------     ------------      ------------

Redeemable Preferred Stock Series A             2,500,000                --                --               --         2,500,000
                                             ------------      ------------      ------------     ------------      ------------

Stockholders' Equity
  Preferred Stock                                 175,000             2,709         1,597,291        1,775,000
  Common Stock                                      4,310             1,020           203,114         (204,084)            4,360
  Additional Paid in Capital                    2,428,705            31,285                             93,665         2,553,655
  Retained Earnings(Deficit)                   (3,584,666)          304,710           121,395         (426,105)       (3,584,666)
  Common Stock to be Issued                     1,875,000                                                              1,875,000
   Less: Treasury Stock                                --          (100,000)               --          100,000                --
                                             ------------      ------------      ------------     ------------      ------------
Total Stockholders' Equity                        898,349           239,724           324,509        1,160,767         2,623,349
                                             ------------      ------------      ------------     ------------      ------------

Total Liabilities & Stockholders' Equity     $  7,119,597      $  1,098,107      $    489,525     $  2,860,767      $ 11,567,996
                                             ============      ============      ============     ============      ============

                  ENVIRO-CLEAN OF AMERICA, INC. & SUBSIDIARIES
                  PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                   (UNAUDITED)



                                             ENVIRO-CLEAN       CLEANING        SUPERIOR
                                           OF AMERICA, INC.       IDEAS         CHEMICAL
                                                   &              INC. &            &            PRO FORMA         PRO FORMA
                                             SUBSIDIARIES      SUBSIDIARY      SUPPLY, INC.     ADJUSTMENTS        COMBINED
                                           ----------------   ------------     ------------     -----------      -----------
 Net Sales                                   $ 3,601,356      $ 4,616,883      $ 1,497,670                       $ 9,715,909

 Cost of sales                                 1,159,674        2,429,292          929,260                         4,518,226

 Gross profit                                  2,441,682        2,187,591          568,410                         5,197,683

 Operating expenses                            1,983,369        2,348,847          410,465          550,811 (A)    5,293,492

 Operating earnings(loss)                        458,313         (161,256)         157,945         (550,811)         (95,809)

 Other income                                                     142,139                                            142,139

 Earnings (loss) before income taxes             458,313          (19,117)         157,945         (550,811)          46,330

 Income taxes                                    104,500           (6,000)          55,300         (141,800)          12,000


 Net earnings (loss)                         $   353,813      $   (13,117)     $   102,645      $  (409,011)     $    34,330


   Basic earnings per common share           $       .10                                                         $       .01

   Weighted-average number of
       common shares outstanding               3,454,072                                                           3,504,072

(A) - Included is amortization of Goodwill with an estimated life of 10 years.

                  ENVIRO-CLEAN OF AMERICA, INC. & SUBSIDIARIES
             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                   (UNAUDITED)

                                       ENVIRO-CLEAN       CLEANING
                                       OF AMERICA,         IDEAS           SUPERIOR
                                          INC. &           INC. &          CHEMICAL         PRO FORMA         PRO FORMA
                                       SUBSIDIARIES      SUBSIDIARY      & SUPPLY, INC.    ADJUSTMENTS        COMBINED
                                     ----------------   ------------    --------------     -----------      -----------
 Net Sales                             $ 1,822,375      $ 2,160,791      $   877,854       $        --      $ 4,861,020

 Cost of sales                             856,609        1,186,220          491,916                          2,534,745

 Gross profit                              965,766          974,571          385,938                          2,326,275

 Operating expenses                      1,024,066        1,020,855          251,043           282,872 (A)    2,578,836


 Operating earnings (loss)                 (58,300)         (46,284)         134,895          (282,872)        (252,561)

 Other income                                7,609                                                                7,609

 Earnings (loss) before income
   taxes                                   (50,691)         (46,284)         134,895          (282,872)        (244,952)

 Income taxes                                5,400           (9,000)          13,500                              9,900

 Net earnings (loss)                   $   (56,091)     $   (37,284)     $   121,395       $  (282,872)     $  (254,852)


  Basic loss per common share          $     (0.01)                                                         $     (0.06)

Weighted average number of
common shares outstanding                4,135,000                                                            4,185,000


 (A) - Included is amortization of Goodwill with an estimated life of 10 years.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ENVIRO-CLEAN OF AMERICA, INC.
(Registrant)


By: /s/ RICHARD KANDEL
        Chairman of the Board and
        Chief Executive Officer


Date:   October 29, 1999